Exhibit 10.1

CONSENT AGREEMENT AND AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT
This Consent Agreement and Amendment No. 3 to Amended and Restated Credit Agreement (this “Agreement”) dated as of February 27, 2018 (the “Effective Date”), is among Extraction Oil & Gas, Inc., a Delaware corporation (the “Borrower”), 7N, LLC, a Delaware limited liability company (“7N”), 8 North, LLC, a Delaware limited liability company (“8 North”), Bison Exploration, LLC, a Delaware limited liability company (“Bison”), Extraction Finance Corp., a Delaware corporation (“Finance Corp.”), Mountaintop Minerals, LLC, a Delaware limited liability company (“MTM”), Table Mountain Resources, LLC, a Delaware limited liability company (“TMR”), XOG Services, Inc., a Colorado corporation (“XOG Inc.”), XOG Services, LLC, a Delaware limited liability company (“XOG LLC”), XTR Midstream, LLC, a Delaware limited liability company (“XTR,” and together with 7N, 8 North, Bison, Finance Corp., MTM, TMR, XOG Inc., and XOG LLC, collectively, the “Guarantors”), the undersigned Lenders (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), and as Issuing Lender (the “Issuing Lender”).
RECITALS
A.The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Amended and Restated Credit Agreement dated as of August 16, 2017, as amended by the Increase Agreement, Joinder and Amendment No. 1 to Amended and Restated Credit Agreement dated as of October 11, 2017, and the Master Assignment, Increase Agreement and Amendment No. 2 to Amended and Restated Credit Agreement dated as of January 5, 2018 (as so amended and modified and as may be otherwise amended, restated, or modified from time to time, the “Credit Agreement”).
B.    The Guarantors and Elevation Midstream, LLC, a Delaware limited liability company (“Elevation”) have entered into the Amended and Restated Guaranty Agreement dated as of August 16, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).
C.    The Borrower, the Guarantors and Elevation have entered into the Amended and Restated Pledge and Security Agreement dated as of August 16, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent for the benefit of the Secured Parties.
D.    (i) The Borrower desires to designate Elevation as an Unrestricted Subsidiary (the “Designation”), and (ii) the Borrower and XTR (A) have as of the date hereof, contributed certain assets and cash to Elevation and (B) desire to contribute certain additional assets, in the case of clauses (A) and (B), as further described in Exhibit A to this Agreement (such contributions being referred to herein as the “Transfers” and such contributed assets being referred to herein as the “Contributed Assets”).

E.    The Borrower has requested that the Lenders (i) agree to make certain amendments to the Credit Agreement, as further provided herein and (ii) consent to the Designation and Transfers and provide certain consents and waivers in connection therewith, in each case, subject to the terms and conditions set forth herein.
THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:
Section 1.    Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2.    Consent.
(a)    Subject to the terms of this Agreement, and upon satisfaction of the conditions specified in Section 7 of this Agreement, the Lenders hereby consent to the Designation for purposes of Sections 5.6(b)(v) and 5.6(b)(vi) of the Credit Agreement only and waive the requirements of such Sections solely in regards to the Designation (it being understood, for the avoidance of doubt, that the certificate referenced in Section 7(b) below shall not require a certification with respect to such Sections). The consent and waiver by the Lenders described in this Section 2(a) is strictly limited to the Designation. Such consent and waiver shall not be construed to be a consent to, or a waiver of, non-compliance with any terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents other than in Sections 5.6(b)(v) and 5.6(b)(vi) of the Credit Agreement solely as to the Designation as expressly set forth herein.
(b)    Subject to the terms of this Agreement (including the requirements set forth below) and upon satisfaction of the conditions specified in Section 7 of this Agreement, the Lenders hereby consent to the Transfers for purposes of Sections 6.3, 6.8 and 6.10 of the Credit Agreement only, and waive the requirements of such Sections solely in regards to the Transfers; subject to the following requirements: (i) the Transfers shall be consummated substantially simultaneously with the closing of this Agreement or within 45 days of the Effective Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion), (ii) the Transfers shall be limited to the Contributed Assets, (iii) none of the Loan Parties shall assume any Debt or other liabilities as a result of the Transfers, (iv) there is no consideration for the Transfers other than the existing Elevation Equity (as defined below), (v) the Transfers shall be evidenced by usual and customary documentation reasonably acceptable to the Administrative Agent, and (vi) after giving effect to the consent and waiver in this Section 2, no Default shall have occurred and be continuing both before and after giving effect to the Transfers. The consents and waivers by the Lenders described in this Section 2(b) are strictly limited to the Transfers. Such consents and waivers shall not be construed to be a consent to, or a waiver of, non-compliance with any terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents other than Sections 6.3, 6.8 and 6.10 of the Credit Agreement solely as to the Transfers as expressly set forth herein. Notwithstanding anything to the contrary herein, no Loan Party shall make or hold any additional direct or indirect investments in Elevation, including capital contributions to Elevation, investments in or the acquisition of the debt or equity securities of Elevation or any loans, guaranties, trade credit, or other extensions of credit to Elevation, other than investments permitted to be made pursuant to Section 6.3 of the Credit Agreement.
(c)    Subject to the terms of this Agreement and upon the Designation, the Lenders hereby consent, in accordance with Section 8.10 of the Credit Agreement, to the release of the security interest and Lien granted by XTR to the Administrative Agent pursuant to the Security Agreement covering the Equity Interests issued by Elevation to XTR (the “Elevation Equity”). The consent by the Lenders described in this Section 2(c) is strictly limited to the Elevation Equity. Such consent shall not be construed to be a consent to, or a waiver of, non-compliance with any terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents other than Section 8.10 of the Credit Agreement solely as to the Lien on the Elevation Equity. In connection with the foregoing, the Lenders hereby acknowledge and agree that (i) upon the Designation, the Security Agreement shall not create a Lien or security interest in the Elevation Equity until such time as Elevation is no longer designated as an Unrestricted Subsidiary and such Equity Interests are required to be pledged pursuant to the Credit Agreement or other Loan Documents, and (ii) upon the Designation, pursuant to and consistent with Section 8.10 of the Credit Agreement and Section 8.14(b) of the Security Agreement (as applicable), Elevation shall automatically be released from its obligations under the Guaranty and the Security Agreement and the security interest granted in the Collateral of Elevation shall be automatically released. In furtherance of the foregoing, pursuant to Section 8.14(b) of the Security Agreement, the Administrative Agent shall execute and deliver to the Borrower or the Borrower’s designee, at the Borrower’s expense, all UCC termination statements and similar documents that the Borrower shall reasonably request from time to time to evidence such termination and release. Any execution and delivery of termination statements or documents pursuant to this Section 2(c) shall be without recourse to or warranty by the Administrative Agent.
(d)    The consents, waivers and agreements described herein are contingent upon the satisfaction of the conditions precedent set forth in Section 7 below. The consents, waivers and agreements by the Lenders contained in this Section 2 are limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of any terms, provisions, covenants, warranties or agreements contained in the Credit Agreement, or any other Loan Documents or waiver of any Default or Event of Default that may hereafter occur. The Lenders and the Administrative Agent reserve the right to exercise any rights and remedies available to them in connection with any future defaults or non-compliance with respect to Sections 5.6, 6.3, 6.8, 6.10 and 8.10 of the Credit Agreement and any other provision of any other Loan Document.
Section 3.    Amendments to Credit Agreement. Upon the satisfaction of the conditions specified in Section 7 of this Agreement, and effective as of the Effective Date:
(a)    Section 5.6(b) of the Credit Agreement is hereby amended by replacing the second reference to clause “(v)” with clause “(vii)”.
(b)    Section 6.1 of the Credit Agreement is hereby amended by deleting clause (l) in its entirety and replacing it with the following:

“(l)    Debt under (a) Approved Transportation Agreements, (b) transportation service agreements between the Borrower or any other Loan Party, as shipper, and Elevation or one of its joint venture parties, as counterparty; provided that, such agreements must be on terms substantially similar to those transportation agreement terms described in (i) the Letter of Intent between the Borrower, XTR, Discovery DJ Services LLC and DJ Discovery Holdings, LLC dated as of January 17, 2018 and (ii) the Letter Agreement between the Borrower, XTR, PRH and ARB Platte River LLC dated as of January 18, 2018, in each case, without giving effect to any amendments, modifications or other changes other than such amendments, modifications and changes as the Administrative Agent reasonably approves and (c) other take-or-pay arrangements in an aggregate maximum amount under this clause (c) not to exceed $50,000,000 for the life of such take-or-pay arrangements (excluding from such calculation the amount of any Debt of the type described in clause (j) of the definition thereof under the Approved Transportation Agreements); and”
Section 4.    Reaffirmation of Liens.
(a)    Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower's and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.
(b)    The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor's approval of amendments to the Credit Agreement.
Section 5.    Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement. Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.
Section 6.    Representations and Warranties. Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Agreement:
(a)    the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply to any representation or warranty that is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document;
(b)    (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity whether applied by a court of law or equity;
(c)    as of the date of this Agreement, after giving effect to the Transfers, Elevation will not own, lease, have title to, or otherwise have any rights to any Property or assets, other than (i) the Contributed Assets and (ii) any equity interests acquired pursuant to the consummation and effectiveness of the joint venture transactions described in (A) the Letter of Intent between the Borrower, XTR, Discovery DJ Services LLC and DJ Discovery Holdings, LLC dated as of January 17, 2018 and (B) the Letter Agreement between the Borrower, XTR, PRH and ARB Platte River LLC dated as of January 18, 2018; and
(d)    upon the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.
Section 7.    Effectiveness. This Agreement shall become effective as of the Effective Date upon the occurrence of all of the following:
(a)    Documentation. The Administrative Agent shall have received this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent and the Majority Lenders, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders executing this Agreement.
(b)    Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer in connection with the Designation as required pursuant to Section 5.6(b)(vii) of the Credit Agreement (subject in all respects to the consents, waivers and amendments contained herein).
(c)    Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of Elevation, certifying that the representation in Section 6(c) is true and correct after giving effect to this Agreement.
(d)    Representations and Warranties. The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply to any representation or warranty that is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.
(e)    No Default or Event of Default. After giving effect to this Agreement, there being no Default or Event of Default which has occurred and is continuing.
(f)    Expenses. The Borrower having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement.
Section 8.    Effect on Loan Documents. Except as consented to, waived, amended or otherwise modified hereby, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Loan Documents. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.
Section 9.    Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
Section 10.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.
THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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EXECUTED as of the date first set forth above.

BORROWER:

EXTRACTION OIL & GAS, INC.
By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

GUARANTORS:

7N, LLC
8 NORTH, LLC
EXTRACTION FINANCE CORP.
MOUNTAINTOP MINERALS, LLC
XOG SERVICES, INC.
XOG SERVICES, LLC
XTR MIDSTREAM, LLC
BISON EXPLORATION, LLC
TABLE MOUNTAIN RESOURCES, LLC

Each By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

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ADMINISTRATIVE AGENT/ISSUING
LENDER/LENDER:
WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent, Issuing Lender, and a
Lender

By:	/s/ Joseph T. Rottinghaus
Name:	Joseph T. Rottinghaus
Title:	Director

[SIGNATURE PAGE TO CONSENT – EXTRACTION]

LENDERS:

BARCLAYS BANK PLC,
as a Lender
By:	/s/ Jake Lam
Name:	Jake Lam
Title:	Assistant Vice President

[SIGNATURE PAGE TO CONSENT – EXTRACTION]

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH
as a Lender
By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

[EXHIBIT A TO CONSENT – EXTRACTION]

SUNTRUST BANK,
as a Lender
By:	/s/ Arize Agumadu
Name:	Arize Agumadu
Title:	Vice President

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ABN AMRO CAPITAL USA LLC,
as a Lender
By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Michaela Braun
Name:	Michaela Braun
Title:	Director

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KEYBANK NATIONAL ASSOCIATION,
as a Lender
By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

[SIGNATURE PAGE TO CONSENT – EXTRACTION]

CITIBANK, N.A.,
as a Lender
By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

[SIGNATURE PAGE TO CONSENT – EXTRACTION]

GOLDMAN SACHS BANK USA,
as a Lender
By:	/s/ Chris Lam
Name:	Chris Lam
Title:	Authorized Signatory

[SIGNATURE PAGE TO CONSENT – EXTRACTION]

ROYAL BANK OF CANADA,
as a Lender
By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[SIGNATURE PAGE TO CONSENT – EXTRACTION]

BANK OF AMERICA, N.A.,
as a Lender
By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

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MERCURIA EASTERN US HOLDINGS LLC,
as a Lender
By:	/s/ Marty Bredehoft
Name:	Marty Bredehoft
Title:	Treasurer

[SIGNATURE PAGE TO CONSENT – EXTRACTION]

THE HUNTINGTON NATIONAL BANK,
as a Lender
By:	/s/ Jason A. Zilewicz
Name:	Jason A. Zilewicz
Title:	Vice President

[SIGNATURE PAGE TO CONSENT – EXTRACTION]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Director

[SIGNATURE PAGE TO CONSENT – EXTRACTION]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:	/s/ Lyle Levy Jr.
Name:	Lyle Levy Jr.
Title:	Vice President

[SIGNATURE PAGE TO CONSENT – EXTRACTION]